Supplement to the
Strategic Advisers®
Core Income Fund
April 28, 2012
Prospectus

At a meeting held on March 5, 2013, the Board of Trustees approved the appointment of Prudential Investment Management, Inc. as a new sub-adviser of the fund. Therefore, all references to the sub-advisers of the fund shall now refer to Fidelity Investments Money Management, Inc., FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Inc., and Prudential Investment Management, Inc.

The following information supplements similar information under the heading "Principal Investment Risks" in the "Fund Summary" section beginning on page 5.

  Multiple Sub-Adviser Risk. Separate investment decisions and the resulting purchase and sale activities of the fund's sub-advisers might adversely affect the fund's performance or lead to disadvantageous tax consequences.

The following information replaces the similar information under the heading "Investment Advisers" in the "Fund Summary" section on page 7.

Strategic Advisers is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM) and Prudential Investment Management, Inc. (PIM) have been retained to serve as sub-advisers for the fund. Other investment advisers have been retained to serve as sub-advisers for the fund.

The following information supplements the similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 7.

James Herbst (portfolio manager) has managed PIM's portion of the fund's assets since March 2013.

The following information supplements similar information under the heading "Principal Investment Risks" in the "Fund Basics" section beginning on page 12.

Multiple Sub-Adviser Risk. Because each sub-adviser manages its allocated portion, if any, independently from another sub-adviser, it is possible that the sub-advisers' security selection processes may not complement one another. As a result, the fund's aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended. Because each sub-adviser directs the trading for its own portion, if any, of the fund, and does not aggregate its transactions with those of the other sub-advisers, the fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire fund.

SSC-13-01  March 19, 2013
1.924229.103

The following information supplements existing information found in the "Fund Management" section on page 20.

PIM, at 100 Mulberry Street, Gateway Center 2 - 3rd Floor, Newark, NJ 07102, has been retained to serve as sub-adviser for the fund. As of December 31, 2012, Prudential Fixed Income (PFI), the asset management unit of PIM that provides investment advisory services to the fund, had approximately $395 billion in assets under management.

The following information supplements the biographical information found in the "Fund Management" section on page 21.

PIM

James Herbst, Vice President, serves as portfolio manager for PIM's portion of the fund's assets, which he has managed since March 2013. Mr. Herbst has been with PIM since 1982 and is the Portfolio Manager of the Core Conservative strategy employed by PFI since 1989.

The following information replaces the first full paragraph found in the "Fund Management" section on page 22.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended February 29, 2012.

The basis for the Board of Trustees approving the sub-advisory agreement with PIM for the fund will be included in the fund's semi-annual report for the fiscal period ended August 30, 2013, when available.

Supplement to the
Strategic Advisers®
Core Income
Multi-Manager Fund
June 18, 2012
Prospectus

Strategic Advisers Core Income Multi-Manager Fund is comprised of multiple classes of shares. References to the fund are deemed to include class where applicable.

At a meeting held on March 5, 2013, the Board of Trustees approved the appointment of Prudential Investment Management, Inc. as a new sub-adviser of the fund. Therefore, all references to the sub-advisers of the fund shall now refer to Prudential Investment Management, Inc. and Pyramis Global Advisors, LLC.

The following information replaces the similar information under the heading "Investment Advisers" in the "Fund Summary" section on page 6.

Strategic Advisers is the fund's manager. Prudential Investment Management, Inc. (PIM) and Pyramis Global Advisors, LLC (Pyramis) have been retained to serve as sub-advisers for the fund. PIM has not currently been allocated a portion of the fund's assets to manage.

The following information supplements existing information found in the "Fund Management" section on page 27.

PIM, at 100 Mulberry Street, Gateway Center 2 - 3rd Floor, Newark, NJ 07102, has been retained to serve as sub-adviser for the fund. As of December 31, 2012, Prudential Fixed Income (PFI), the asset management unit of PIM that may provide investment advisory services to the fund, had approximately $395 billion in assets under management.

The following information replaces the third full paragraph found in the "Fund Management" section on page 28.

The basis for the Board of Trustees approving the management contract and sub-advisory agreement for the fund will be included in the fund's semi-annual report for the fiscal period ending August 31, 2012, when available.

The basis for the Board of Trustees approving the sub-advisory agreement with PIM for the fund will be included in the fund's semi-annual report for the fiscal period ended August 30, 2013, when available.

ACF-13-01  March 19, 2013
1.954791.101

Supplement to the
Strategic Advisers®
Core Income Multi-Manager Fund Class F
December 13, 2012
Prospectus

At a meeting held on March 5, 2013, the Board of Trustees approved the appointment of Prudential Investment Management, Inc. as a new sub-adviser of the fund. Therefore, all references to the sub-advisers of the fund shall now refer to Prudential Investment Management, Inc. and Pyramis Global Advisors, LLC.

The following information replaces the similar information under the heading "Investment Advisers" in the "Fund Summary" section on page 6.

Strategic Advisers is the fund's manager. Prudential Investment Management, Inc. (PIM) and Pyramis Global Advisors, LLC (Pyramis) have been retained to serve as sub-advisers for the fund. PIM has not currently been allocated a portion of the fund's assets to manage.

The following information supplements existing information found in the "Fund Management" section on page 20.

PIM, at 100 Mulberry Street, Gateway Center 2 - 3rd Floor, Newark, NJ 07102, has been retained to serve as sub-adviser for the fund. As of December 31, 2012, Prudential Fixed Income (PFI), the asset management unit of PIM that may provide investment advisory services to the fund, had approximately $395 billion in assets under management.

The following information replaces the third full paragraph found in the "Fund Management" section on page 21.

The basis for the Board of Trustees approving the management contract and sub-advisory agreement for the fund is available in the fund's semi-annual report for the fiscal period ended August 30, 2012.

The basis for the Board of Trustees approving the sub-advisory agreement with PIM for the fund will be included in the fund's semi-annual report for the fiscal period ended August 30, 2013, when available.

ACF-F-13-01  March 19, 2013
1.959652.100